                                                                     EXHIBIT 2.9


                                                                 Lease No. 06152
                                                           4470 West 78th Circle
                                                          Bloomington, Minnesota

                               GUARANTY OF LEASE

         The undersigned (hereinafter referred to as "Guarantor"), as a material inducement to and in consideration of CAPTEC NET LEASE REALTY, INC., a Michigan corporation, whose address is 24 Frank Lloyd Wright Drive, Lobby L, Ann Arbor, Michigan 48106 ("Landlord"), entering into that certain Lease dated even herewith ("Lease") with ARG ENTERPRISES, INC., a California corporation, whose address is 4410 El Camino Real, Suite 201, Los Altos, California 94022 ("Tenant"), hereby unconditionally, irrevocably and personally guarantees to and for the benefit of Landlord, and Landlord's successors and assigns, the full and timely payment and performance of all of the Tenant's duties, obligations and covenants under the Lease. This Guaranty is a guaranty of payment and performance and not of collection.

         All payments to be made by Guarantor under this Guaranty shall be made without deduction or offset and shall be made immediately upon demand by Landlord. This Guaranty is absolute and unconditional and shall not be affected by Landlord's failure or delay to enforce any of its rights or any waiver by Landlord other than any waiver of Tenant's or Guarantor's obligations with respect to the Lease agreed to in writing by Landlord.

         Guarantor's obligations are independent of Tenant's obligations under the Lease and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Tenant or Tenant is joined in any such action or actions. If Tenant defaults under the Lease, Landlord can proceed immediately against Guarantor or Tenant, or both, or Landlord can enforce against Guarantor or Tenant, or both, any rights that it has under the Lease, this Guaranty or pursuant to applicable laws. If the Lease terminates and Landlord has any rights it can enforce against Tenant after termination, Landlord can enforce those rights against Guarantor without giving previous notice to Tenant or Guarantor or without making any demand on either of them. Guarantor hereby consents to any remedy pursued by Landlord to enforce its rights under the Lease, in whatever order such party may choose, including any remedies which may affect or destroy Guarantor's right of subrogation or the right of Guarantor to proceed against Tenant for reimbursement.

         Guarantor waives the right to require Landlord to first or concurrently: (1) proceed against Tenant or any other person or pursue any rights or remedies with respect to the Lease before proceeding against Guarantor; (2) proceed against or exhaust any security that Landlord holds from Tenant; or (3) pursue any other remedy in Landlord's power. The liability of Guarantor shall not be released, discharged, affected or exonerated by any extension of time, indulgence, compromise, settlement or modification or variation of terms which may be extended by Landlord to Tenant, or agreed upon by Landlord or Tenant, except to the extent thereof, other than any waiver of Tenant's or Guarantor's obligations with respect to the Lease agreed to in writing by Landlord and regardless of the release or discharge of Tenant by Landlord or others or the operation of law, and, unless agreed to in writing by Landlord, shall not be released, discharged, affected or exonerated by any assignment or sublease by Tenant of its interest in the Lease, nor shall the liability of the Guarantor be released, discharged, affected or exonerated by the insolvency, bankruptcy (voluntary or involuntary), or reorganization of Tenant, nor by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Tenant or by any assignment of the Lease by Tenant or by any trustee, receiver, or liquidator of Tenant or any consent which Landlord may give to any such assignment, or by the release, substitution or addition of any other guarantor. Landlord and Tenant, without notice to or consent by Guarantor, may at any time or times enter into such modifications, extensions, amendments or other covenants respecting the Lease as they may deem appropriate, and Guarantor shall not be released of its liability or discharged or exonerated thereby but shall continue to be fully liable for the payment and performance of all obligations and duties of Tenant under the Lease as so modified, extended or amended.

         Guarantor further agrees (1) to indemnify and hold harmless Landlord from and against any claims, damages, expenses or losses, including to the extent permitted by law, all reasonable attorneys' fees incurred by counsel of Landlord's choice (whether or not litigation is commenced), resulting from or arising out of any breach of any provision of the Lease by Tenant or by reason of breach of any provision of the Lease by Tenant or by reason of Tenant's failure to perform any of its obligations thereunder, and (2) to the extent permitted by law, to pay all costs and expenses, including reasonable attorneys' fees (whether or not litigation is commenced), incurred by Landlord in enforcing this Guaranty.

         Landlord's rights under this Guaranty will not be exhausted by any action by Landlord until all of the obligations of Tenant to pay rent and other sums under the Lease have been fully paid and performed and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord may be determined to be a preferential payment (hereinafter defined).
Guarantor further agrees that to the extent Tenant or Guarantor makes any payment to Landlord in connection with the obligations of Tenant under the Lease and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Landlord or paid over to a trustee, receiver or other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Landlord (but only to the extent of the then remaining liability of Guarantor under this Guaranty), the obligations or part thereof, intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

         Notwithstanding any other provision of this Guaranty to the contrary, Guarantor hereby agrees that until such time as the obligations and liabilities of Tenant to Landlord under or arising out of the Lease, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred (collectively, the "Obligations") have been paid and performed in full and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord on account of the Obligations may be determined to be a Preferential Payment, any claim or other rights which Guarantor may now have or hereafter acquire against Tenant or any other guarantor of all or any of the Obligations that arise from the existence or performance of Guarantor's obligations under this Guaranty or otherwise (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Landlord against Tenant or any collateral which Landlord now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Tenant, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights, shall be subordinate to Landlord's right to full payment and performance of the Obligations, and Guarantor shall not enforce any of Guarantor's Conditional Rights during such period. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of any such Guarantor's Conditional Rights and either (a) such amount is paid to Guarantor at any time when any of the Obligations shall not have been paid or performed in full, or
(b) regardless of when such amount is paid to Guarantor, any payment made by Tenant to Landlord is at any time determined to be a Preferential Payment, then such amount paid to Guarantor shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied upon the Obligations under the Lease, whether matured or unmatured, in such order as Landlord, in its sole and absolute discretion, shall determine.

         Guarantor assumes the responsibility to remain informed of the financial condition of Tenant and of all other circumstances bearing upon the risk of Tenant's default, which reasonable inquiry would reveal, and agrees that Landlord shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstances. Landlord shall not be required to inquire into the powers of Tenant or the officers, employees, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. Guarantor hereby represents and warrants to Landlord that such Guarantor has received a copy of the Lease, has read or had the opportunity to read the Lease, and understands the terms of the Lease. The provisions in the Lease relating to the execution of additional documents, legal proceedings by Landlord against Tenant, severability of the provisions of the Lease, interpretation of the Lease, notices, waivers, limitation on right of recovery against Landlord, disclaimer of individual liability, and the applicable laws which govern the interpretation of the Lease are incorporated herein in their entirety by this reference and made a part hereof as though set forth in full herein; any reference in those provisions to "Tenant" shall mean each Guarantor and any reference in those provisions to the "Lease" shall mean this Guaranty.

         The liability of Guarantor shall not be effected by any repossession of the leased premises by Landlord (except to the extent the liability of Tenant is thereby affected), provided, however, that the net payments received by Landlord after deducting all costs and expenses of repossessing and/or reletting the same, shall be credited from time to time by Landlord to the account of Guarantor and Guarantor shall pay any balance owing to Landlord from time to time, immediately upon demand by Landlord.

         No action or proceeding brought or instituted under this Guaranty and no recovery in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under this Guaranty by reason of any further default or defaults hereunder and/or under the Lease.

         To the extent permitted by applicable law, Guarantor waives its right to enforce any remedies (except remedies that Tenant has as tenant only) that Tenant now has, or later may have, against Landlord. Guarantor waives any right to participate in any security now or later held by Landlord. Guarantor waives notice of acceptance of this Guaranty, and all other notices in connection with this Guaranty or in connection with the liabilities, obligations and duties guaranteed hereby, including notices to Guarantor of default by the Tenant under the Lease. Guarantor hereby waives diligence, presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, and notice of acceptance of this Guaranty, and waives all notices of the existence, creation, or incurring of new or additional obligations. Guarantor hereby waives and agrees not to assert or take advantage of: (a) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Tenant or any other person; (b) any and all defenses based upon an election of remedies by Landlord which limits or destroys any subrogation rights Guarantor might otherwise have; or (c) any bankruptcy of Tenant.

         If there is more than one Guarantor, the liability of each Guarantor shall be joint and several. Guarantor's obligations under this Guaranty shall be binding on Guarantor's legal representatives, heirs, successors and assigns.

         If Tenant disposes of its interest in the Lease, "Tenant", as used in this Guaranty, shall mean Tenant's successors or assigns. Assignment of the Lease by Landlord (as permitted by the Lease) shall not affect this Guaranty. In the event of an assignment of the Lease by Landlord, the term "Landlord" as used in this Guaranty shall mean Landlord's successors or assigns.

         Guarantor hereby covenants and agrees to deliver to Landlord: (i) annual financial statements for Guarantor which have been audited by an independent certified public accountant within ninety (90) days after the end of Guarantor's fiscal year; and (ii) management prepared and certified quarterly financial statements for Guarantor within forty-five (45) days after the end of the first three (3) quarters of Guarantor's fiscal year. At the request of Landlord, Guarantor shall obtain the written consent of Guarantor's accountants) to the inclusion of Guarantor's most recent annual audit report in any regulatory filing or report to be filed by Landlord. Such financial statements shall be true and correct in all respects, be prepared in accordance with generally accepted accounting principles, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof Landlord will maintain confidential and not disclose to third parties the financial information furnished or revealed pursuant to this Guaranty except as may be required, in Landlord's reasonable judgment, for the exercise of Landlord's rights under this Guaranty as may be required by applicable law or compelled by legal proceedings, for disclosure in confidence to prospective lenders, investors or purchasers, or to third parties in connection with the closing of the lease transaction with Tenant. Guarantor further agrees to comply with all provisions of the Lease applicable to Guarantor. Without limiting the foregoing, Guarantor acknowledges that Landlord is relying on, and is an intended third party beneficiary of, as applicable, the representations and warranties of Guarantor contained in the Lease and all other documents executed in connection therewith.

         All rights, powers and remedies of Landlord hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor relating to the Lease shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law.

         Any notice, request, demand, instruction or other communication to be given to any party hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, to Guarantor at the address provided under Guarantor's signature below, and if to Landlord at the address provided above. Notices shall be deemed to have been give upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express or another reliable overnight courier service, (iii) receipt of written confirmation of transmission if transmitted by facsimile telecopy, or (iv) forty-eight (48) hours after the deposit of the same in a United States Mail post office box in a state to which the notice is addressed, or three (3) business days after deposit of the same in any such post office box in a state other than the state to which the notice is addressed, postage prepaid and addresses set forth above. A notice shall not be deemed given unless and until it shall have been given to all address(es) to which notices must be sent. Any party may change its street address(es) for notices by a notice given in accordance with this Section.

         If Landlord is required to enforce Guarantor's obligations under this Guaranty by any legal action or proceedings, or if a dispute arises in connection with the validity, enforceability, enforcement or construction of this Guaranty or any other matter relating to this Guaranty, the losing party shall pay all reasonable attorneys' fees incurred by the prevailing party in such dispute.

         Guarantor hereby represents and warrants that: (a) Guarantor has received and reviewed the Lease and is familiar with the terms thereof; (b) the execution of this Guaranty will not render the Guarantor insolvent in any way; and (c) Landlord's entering into the Lease materially benefits Guarantor and Guarantor is receiving fair for this Guaranty.

         Any amount required to be paid by Guarantor hereunder shall bear interest from the date due until the date paid to Landlord at the lesser of:
(x) twelve percent (12 %) per annum; or (y) the maximum rate permitted by law. All interest shall be compounded monthly and shall be payable to Landlord on demand.

         Time is of the essence with respect to the performance of Guarantor's obligations hereunder.

         This Guaranty contains the entire agreement of Guarantor and Landlord with respect to the subject matter hereof.

         If any one or more of the provisions of this Guaranty shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Guaranty shall be construed according to the laws of the State of Minnesota without regard to conflicts of laws principles. By execution hereof, Guarantor specifically consents to this choice of law designation and agrees that all actions or proceedings &rising directly, indirectly or otherwise in connection with, out of, related to, or from this Guaranty or the Lease shall be litigated only in the courts located in the State or in Michigan, and Guarantor (i) consents and submits in advance to the exclusive and in personam jurisdiction of any state or federal court located within the State or in Michigan, (ii) waives any right to transfer or change the venue of litigation brought against Guarantor, and (iii) agrees to service of process, to the extent permitted by law, by mail.





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
         Dated as of September ____,  1996.


WITNESSES:                             AMERICAN RESTAURANT GROUP, INC.

                                       By    [SIG]
- --------------------------------         -------------------------------------

                                            Its Secretary
- --------------------------------               -------------------------------

                                       GUARANTOR'S ADDRESS FOR NOTICES:

                                       4410 El Camino Real
                                       Suite 201
                                       Los Altos, California 94022
                                       Attention: Legal Department
                                       Fax Number: (415) 949-6422



STATE OF NEW YORK         )
                          :  ss.
COUNTY OF                 )

         The foregoing instrument was acknowledged before me this ______ day of September, 1996, by _______________________, the ___________________________ of
American Restaurant Group, Inc., a Delaware corporation, on behalf of the corporation.



                                       ---------------------------------------
                                       Notary Public
                                       ______________ County, New York
                                       My Commission Expires: ________________
                                       [Notary Public's Seal]

                                                                 Lease No. 06153
                                                       5696 University Avenue NE
                                                              Fridley, Minnesota

                               GUARANTY OF LEASE

         The undersigned (hereinafter referred to as "Guarantor"), as a material inducement to and in consideration of CAPTEC NET LEASE REALTY, INC., a Michigan corporation, whose address is 24 Frank Lloyd Wright Drive, Lobby L, Ann Arbor, Michigan 48106 ("Landlord"), entering into that certain Lease dated even herewith ("Lease") with ARG ENTERPRISES, INC., a California corporation, whose address is 4410 El Camino Real, Suite 201, Los Altos, California 94022 ("Tenant"), hereby unconditionally, irrevocably and personally guarantees to and for the benefit of Landlord, and Landlord's successors and assigns, the full and timely payment and performance of all of the Tenant's duties, obligations and covenants under the Lease. This Guaranty is a guaranty of payment and performance and not of collection.

         All payments to be made by Guarantor under this Guaranty shall be made without deduction or offset and shall be made immediately upon demand by Landlord. This Guaranty is absolute and unconditional and shall not be affected by Landlord's failure or delay to enforce any of its rights or any waiver by Landlord other than any waiver of Tenant's or Guarantor's obligations with respect to the Lease agreed to in writing by Landlord.

         Guarantor's obligations are independent of Tenant's obligations under the Lease and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Tenant or Tenant is joined in any such action or actions. If Tenant defaults under the Lease, Landlord can proceed immediately against Guarantor or Tenant, or both, or Landlord can enforce against Guarantor or Tenant, or both, any rights that it has under the Lease, this Guaranty or pursuant to applicable laws. If the Lease terminates and Landlord has any rights it can enforce against Tenant after termination, Landlord can enforce those rights against Guarantor without giving previous notice to Tenant or Guarantor or without making any demand on either of them. Guarantor hereby consents to any remedy pursued by Landlord to enforce its rights under the Lease, in whatever order such party may choose, including any remedies which may affect or destroy Guarantor's right of subrogation or the right of Guarantor to proceed against Tenant for reimbursement.

         Guarantor waives the right to require Landlord to first or concurrently: (1) proceed against Tenant or any other person or pursue any rights or remedies with respect to the Lease before proceeding against Guarantor; (2) proceed against or exhaust any security that Landlord holds from Tenant; or (3) pursue any other remedy in Landlord's power. The liability of Guarantor shall not be released, discharged, affected or exonerated by any extension of time, indulgence, compromise, settlement or modification or variation of terms which may be extended by Landlord to Tenant, or agreed upon by Landlord or Tenant, except to the extent thereof, other than any waiver of Tenant's or Guarantor's obligations with respect to the Lease agreed to in writing by Landlord and regardless of the release or discharge of Tenant by Landlord or others or the operation of law, and, unless agreed to in writing by Landlord, shall not be released, discharged, affected or exonerated by any assignment or sublease by Tenant of its interest in the Lease, nor shall the liability of the Guarantor be released, discharged, affected or exonerated by the insolvency, bankruptcy (voluntary or involuntary), or reorganization of Tenant, nor by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Tenant or by any assignment of the Lease by Tenant or by any trustee, receiver, or liquidator of Tenant or any consent which Landlord may give to any such assignment, or by the release, substitution or addition of any other guarantor. Landlord and Tenant, without notice to or consent by Guarantor, may at any time or times enter into such modifications, extensions, amendments or other covenants respecting the Lease as they may deem appropriate, and Guarantor shall not be released of its liability or discharged or exonerated thereby but shall continue to be fully liable for the payment and performance of all obligations and duties of Tenant under the Lease as so modified, extended or amended.

         Guarantor further agrees (1) to indemnify and hold harmless Landlord from and against any claims, damages, expenses or losses, including to the extent permitted by law, all reasonable attorneys' fees incurred by counsel of Landlord's choice (whether or not litigation is commenced), resulting from or arising out of any breach of any provision of the Lease by Tenant or by reason of breach of any provision of the Lease by Tenant or by reason of Tenant's failure to perform any of its obligations thereunder, and (2) to the extent permitted by law, to pay all costs and expenses, including reasonable attorneys' fees (whether or not litigation is commenced), incurred by Landlord in enforcing this Guaranty.

         Landlord's rights under this Guaranty will not be exhausted by any action by Landlord until all of the obligations of Tenant to pay rent and other sums under the Lease have been fully paid and performed and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord may be determined to be a preferential payment (hereinafter defined).
Guarantor further agrees that to the extent Tenant or Guarantor makes any payment to Landlord in connection with the obligations of Tenant under the Lease and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Landlord or paid over to a trustee, receiver or other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Landlord (but only to the extent of the then remaining liability of Guarantor under this Guaranty), the obligations or part thereof, intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

         Notwithstanding any other provision of this Guaranty to the contrary, Guarantor hereby agrees that until such time as the obligations and liabilities of Tenant to Landlord under or arising out of the Lease, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred (collectively, the "Obligations") have been paid and performed in full and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord on account of the Obligations may be determined to be a Preferential Payment, any claim or other rights which Guarantor may now have or hereafter acquire against Tenant or any other guarantor of all or any of the Obligations that arise from the existence or performance of Guarantor's obligations under this Guaranty or otherwise (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Landlord against Tenant or any collateral which Landlord now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Tenant, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights, shall be subordinate to Landlord's right to full payment and performance of the Obligations, and Guarantor shall not enforce any of Guarantor's Conditional Rights during such period. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of any such Guarantor's Conditional Rights and either (a) such amount is paid to Guarantor at any time when any of the Obligations shall not have been paid or performed in full, or
(b) regardless of when such amount is paid to Guarantor, any payment made by Tenant to Landlord is at any time determined to be a Preferential Payment, then such amount paid to Guarantor shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied upon the Obligations under the Lease, whether matured or unmatured, in such order as Landlord, in its sole and absolute discretion, shall determine.

         Guarantor assumes the responsibility to remain informed of the financial condition of Tenant and of all other circumstances bearing upon the risk of Tenant's default, which reasonable inquiry would reveal, and agrees that Landlord shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstances. Landlord shall not be required to inquire into the powers of Tenant or the officers, employees, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. Guarantor hereby represents and warrants to Landlord that such Guarantor has received a copy of the Lease, has read or had the opportunity to read the Lease, and understands the terms of the Lease. The provisions in the Lease relating to the execution of additional documents, legal proceedings by Landlord against Tenant, severability of the provisions of the Lease, interpretation of the Lease, notices, waivers, limitation on right of recovery against Landlord, disclaimer of individual liability, and the applicable laws which govern the interpretation of the Lease are incorporated herein in their entirety by this reference and made a part hereof as though set forth in full herein; any reference in those provisions to "Tenant" shall mean each Guarantor and any reference in those provisions to the "Lease" shall mean this Guaranty.

         The liability of Guarantor shall not be effected by any repossession of the leased premises by Landlord (except to the extent the liability of Tenant is thereby affected), provided, however, that the net payments received by Landlord after deducting all costs and expenses of repossessing and/or reletting the same, shall be credited from time to time by Landlord to the account of Guarantor and Guarantor shall pay any balance owing to Landlord from time to time, immediately upon demand by Landlord.

         No action or proceeding brought or instituted under this Guaranty and no recovery in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under this Guaranty by reason of any further default or defaults hereunder and/or under the Lease.

         To the extent permitted by applicable law, Guarantor waives its right to enforce any remedies (except remedies Tenant has as tenant only) that Tenant now has, or later may have, against Landlord. Guarantor waives any right to participate in any security now or later held by Landlord. Guarantor waives notice of acceptance of this Guaranty, and all other notices in connection with this Guaranty or in connection with the liabilities, obligations and duties guaranteed hereby, including notices to Guarantor of default by the Tenant under the Lease. Guarantor hereby waives diligence, presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, and notice of acceptance of this Guaranty, and waives all notices of the existence, creation, or incurring of new or additional obligations. Guarantor hereby waives and agrees not to assert or take advantage of: (a) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Tenant or any other person; (b) any and all defenses based upon an election of remedies by Landlord which limits or destroys any subrogation rights Guarantor might otherwise have; or (c) any bankruptcy of Tenant.

         If there is more than one Guarantor, the liability of each Guarantor shall be joint and several. Guarantor's obligations under this Guaranty shall be binding on Guarantor's legal representatives, heirs, successors and assigns.

         If Tenant disposes of its interest in the Lease, "Tenant", as used in this Guaranty, shall mean Tenant's successors or assigns. Assignment of the Lease by Landlord (as permitted by the Lease) shall not affect this Guaranty. In the event of an assignment of the Lease by Landlord, the term "Landlord" as used in this Guaranty shall mean Landlord's successors or assigns.

         Guarantor hereby covenants and agrees to deliver to Landlord: (i) annual financial statements for Guarantor which have been audited by an independent certified public accountant within ninety (90) days after the end of Guarantor's fiscal year; and (ii) management prepared and certified quarterly financial statements for Guarantor within forty-five (45) days after the end of the first three (3) quarters of Guarantor's fiscal year. At the request of Landlord, Guarantor shall obtain the written consent of Guarantor's accountant(s) to the inclusion of Guarantor's most recent annual audit report in any regulatory filing or report to be filed by Landlord. Such financial statements shall be true and correct in all respects, be prepared in accordance with generally accepted accounting principles, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof Landlord will maintain confidential and not disclose to third parties the financial information furnished or revealed pursuant to this Guaranty except as may be required, in Landlord's reasonable judgment, for the exercise of Landlord's rights under this Guaranty as may be required by applicable law or compelled by legal proceedings, for disclosure in confidence to prospective lenders, investors or purchasers, or to third parties in connection with the closing of the lease transaction with Tenant. Guarantor further agrees to comply with all provisions of the Lease applicable to Guarantor. Without limiting the foregoing, Guarantor acknowledges that Landlord is relying on, and is an intended third party beneficiary of, as applicable, the representations and warranties of Guarantor contained in the Lease and all other documents executed in connection therewith.

         All rights, powers and remedies of Landlord hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor relating to the Lease shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law.

         Any notice, request, demand, instruction or other communication to be given to any party hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, to Guarantor at the address provided under Guarantor's signature below, and if to Landlord at the address provided above. Notices shall be deemed to have been give upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express or another reliable overnight courier service, (iii) receipt of written confirmation of transmission if transmitted by facsimile telecopy, or (iv) forty-eight (48) hours after the deposit of the same in a United States Mail post office box in a state to which the notice is addressed, or three (3) business days after deposit of the same in any such post office box in a state other than the state to which the notice is addressed, postage prepaid and addresses set forth above. A notice shall not be deemed given unless and until it shall have been given to all address(es) to which notices must be sent. Any party may change its street address(es) for notices by a notice given in accordance with this Section.

         If Landlord is required to enforce Guarantor's obligations under this Guaranty by any legal action or proceedings, or if a dispute arises in connection with the validity, enforceability, enforcement or construction of this Guaranty or any other matter relating to this Guaranty, the losing party shall pay all reasonable attorneys' fees incurred by the prevailing party in such dispute.

         Guarantor hereby represents and warrants that: (a) Guarantor has received and reviewed the Lease and is familiar with the terms thereof; (b) the execution of this Guaranty will not render the Guarantor insolvent in any way; and (c) Landlord's entering into the Lease materially benefits Guarantor and Guarantor is receiving fair for this Guaranty.

         Any amount required to be paid by Guarantor hereunder shall bear interest from the date due until the date paid to Landlord at the lesser of:
(x) twelve percent (12%) per annum; or (y) the maximum rate permitted by law. All interest shall be compounded monthly and shall be payable to Landlord on demand.

         Time is of the essence with respect to the performance of Guarantor's obligations hereunder.

         This Guaranty contains the entire agreement of Guarantor and Landlord with respect to the subject matter hereof.

         If any one or more of the provisions of this Guaranty shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Guaranty shall be construed according to the laws of the State of Minnesota without regard to conflicts of laws principles. By execution hereof, Guarantor specifically consents to this choice of law designation and agrees that all actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to, or from this Guaranty or the Lease shall be litigated only in the courts located in the State or in Michigan, and Guarantor (i) consents and submits in advance to the exclusive and in personam jurisdiction of any state or federal court located within the State or in Michigan, (ii) waives any right to transfer or change the venue of litigation brought against Guarantor, and (iii) agrees to service of process, to the extent permitted by law, by mail.

         Dated as of September ____,  1996.


WITNESSES:                             AMERICAN RESTAURANT GROUP, INC.

                                       By
- --------------------------------         -------------------------------------

                                               Its Secretary
- --------------------------------               -------------------------------

                                       GUARANTOR'S ADDRESS FOR NOTICES:

                                       4410 El Camino Real
                                       Suite 201
                                       Los Altos, California 94022
                                       Attention: Legal Department
                                       Fax Number: (415) 949-6422



STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF _______________ )

         The foregoing instrument was acknowledged before me this ______ day of September, 1996, by _______________________, the ___________________________ of
American Restaurant Group, Inc., a Delaware corporation, on behalf of the corporation.

                                       ---------------------------------------
                                       Notary Public
                                       ______________ County, New York
                                       My Commission Expires: ________________
                                       [Notary Public's Seal]

                                                                 Lease No. 06154
                                                                   10600 Wayzata
                                                           Minnetonka, Minnesota

                               GUARANTY OF LEASE

         The undersigned (hereinafter referred to as "Guarantor"), as a material inducement to and in consideration of CAPTEC NET LEASE REALTY, INC., a Michigan corporation, whose address is 24 Frank Lloyd Wright Drive, Lobby L, Ann Arbor, Michigan 48106 ("Landlord"), entering into that certain Lease dated even herewith ("Lease") with ARG ENTERPRISES, INC., a California corporation, whose address is 4410 El Camino Real, Suite 201, Los Altos, California 94022 ("Tenant"), hereby unconditionally, irrevocably and personally guarantees to and for the benefit of Landlord, and Landlord's successors and assigns, the full and timely payment and performance of all of the Tenant's duties, obligations and covenants under the Lease. This Guaranty is a guaranty of payment and performance and not of collection.

         All payments to be made by Guarantor under this Guaranty shall be made without deduction or offset and shall be made immediately upon demand by Landlord. This Guaranty is absolute and unconditional and shall not be affected by Landlord's failure or delay to enforce any of its rights or any waiver by Landlord other than any waiver of Tenant's or Guarantor's obligations with respect to the Lease agreed to in writing by Landlord.

         Guarantor's obligations are independent of Tenant's obligations under the Lease and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Tenant or Tenant is joined in any such action or actions. If Tenant defaults under the Lease, Landlord can proceed immediately against Guarantor or Tenant, or both, or Landlord can enforce against Guarantor or Tenant, or both, any rights that it has under the Lease, this Guaranty or pursuant to applicable laws. If the Lease terminates and Landlord has any rights it can enforce against Tenant after termination, Landlord can enforce those rights against Guarantor without giving previous notice to Tenant or Guarantor or without making any demand on either of them. Guarantor hereby consents to any remedy pursued by Landlord to enforce its rights under the Lease, in whatever order such party may choose, including any remedies which may affect or destroy Guarantor's right of subrogation or the right of Guarantor to proceed against Tenant for reimbursement.

         Guarantor waives the right to require Landlord to first or concurrently: (1) proceed against Tenant or any other person or pursue any rights or remedies with respect to the Lease before proceeding against Guarantor; (2) proceed against or exhaust any security that Landlord holds from Tenant; or (3) pursue any other remedy in Landlord's power. The liability of Guarantor shall not be released, discharged, affected or exonerated by any extension of time, indulgence, compromise, settlement or modification or variation of terms which may be extended by Landlord to Tenant, or agreed upon by Landlord or Tenant, except to the extent thereof, other than any waiver of Tenant's or Guarantor's obligations with respect to the Lease agreed to in writing by Landlord and regardless of the release or discharge of Tenant by Landlord or others or the operation of law, and, unless agreed to in writing by Landlord, shall not be released, discharged, affected or exonerated by any assignment or sublease by Tenant of its interest in the Lease, nor shall the liability of the Guarantor be released, discharged, affected or exonerated by the insolvency, bankruptcy (voluntary or involuntary), or reorganization of Tenant, nor by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Tenant or by any assignment of the Lease by Tenant or by any trustee, receiver, or liquidator of Tenant or any consent which Landlord may give to any such assignment, or by the release, substitution or addition of any other guarantor. Landlord and Tenant, without notice to or consent by Guarantor, may at any time or times enter into such modifications, extensions, amendments or other covenants respecting the Lease as they may deem appropriate, and Guarantor shall not be released of its liability or discharged or exonerated thereby but shall continue to be fully liable for the payment and performance of all obligations and duties of Tenant under the Lease as so modified, extended or amended.

         Guarantor further agrees (1) to indemnify and hold harmless Landlord from and against any claims, damages, expenses or losses, including to the extent permitted by law, all reasonable attorneys' fees incurred by counsel of Landlord's choice (whether or not litigation is commenced), resulting from or arising out of any breach of any provision of the Lease by Tenant or by reason of breach of any provision of the Lease by Tenant or by reason of Tenant's failure to perform any of its obligations thereunder, and (2) to the extent permitted by law, to pay all costs and expenses, including reasonable attorneys' fees (whether or not litigation is commenced), incurred by Landlord in enforcing this Guaranty.

         Landlord's rights under this Guaranty will not be exhausted by any action by Landlord until all of the obligations of Tenant to pay rent and other sums under the Lease have been fully paid and performed and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord may be determined to be a preferential payment (hereinafter defined).
Guarantor further agrees that to the extent Tenant or Guarantor makes any payment to Landlord in connection with the obligations of Tenant under the Lease and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Landlord or paid over to a trustee, receiver or other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Landlord (but only to the extent of the then remaining liability of Guarantor under this Guaranty), the obligations or part thereof, intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

         Notwithstanding any other provision of this Guaranty to the contrary, Guarantor hereby agrees that until such time as the obligations and liabilities of Tenant to Landlord under or arising out of the Lease, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred (collectively, the "Obligations") have been paid and performed in full and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord on account of the Obligations may be determined to be a Preferential Payment, any claim or other rights which Guarantor may now have or hereafter acquire against Tenant or any other guarantor of all or any of the Obligations that arise from the existence or performance of Guarantor's obligations under this Guaranty or otherwise (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Landlord against Tenant or any collateral which Landlord now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Tenant, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights, shall be subordinate to Landlord's right to full payment and performance of the Obligations, and Guarantor shall not enforce any of Guarantor's Conditional Rights during such period. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of any such Guarantor's Conditional Rights and either (a) such amount is paid to Guarantor at any time when any of the Obligations shall not have been paid or performed in full, or
(b) regardless of when such amount is paid to Guarantor, any payment made by Tenant to Landlord is at any time determined to be a Preferential Payment, then such amount paid to Guarantor shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied upon the Obligations under the Lease, whether matured or unmatured, in such order as Landlord, in its sole and absolute discretion, shall determine.

         Guarantor assumes the responsibility to remain informed of the financial condition of Tenant and of all other circumstances bearing upon the risk of Tenant's default, which reasonable inquiry would reveal, and agrees that Landlord shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstances. Landlord shall not be required to inquire into the powers of Tenant or the officers, employees, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. Guarantor hereby represents and warrants to Landlord that such Guarantor has received a copy of the Lease, has read or had the opportunity to read the Lease, and understands the terms of the Lease. The provisions in the Lease relating to the execution of additional documents, legal proceedings by Landlord against Tenant, severability of the provisions of the Lease, interpretation of the Lease, notices, waivers, limitation on right of recovery against Landlord, disclaimer of individual liability, and the applicable laws which govern the interpretation of the Lease are incorporated herein in their entirety by this reference and made a part hereof as though set forth in full herein; any reference in those provisions to "Tenant" shall mean each Guarantor and any reference in those provisions to the "Lease" shall mean this Guaranty.

         The liability of Guarantor shall not be effected by any repossession of the leased premises by Landlord (except to the extent the liability of Tenant is thereby affected), provided, however, that the net payments received by Landlord after deducting all costs and expenses of repossessing and/or reletting the same, shall be credited from time to time by Landlord to the account of Guarantor and Guarantor shall pay any balance owing to Landlord from time to time, immediately upon demand by Landlord.

         No action or proceeding brought or instituted under this Guaranty and no recovery in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under this Guaranty by reason of any further default or defaults hereunder and/or under the Lease.

         To the extent permitted by applicable law, Guarantor waives its right to enforce any remedies (except remedies that Tenant has as tenant only) that Tenant now has, or later may have, against Landlord. Guarantor waives any right to participate in any security now or later held by Landlord. Guarantor waives notice of acceptance of this Guaranty, and all other notices in connection with this Guaranty or in connection with the liabilities, obligations and duties guaranteed hereby, including notices to Guarantor of default by the Tenant under the Lease. Guarantor hereby waives diligence, presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, and notice of acceptance of this Guaranty, and waives all notices of the existence, creation, or incurring of new or additional obligations. Guarantor hereby waives and agrees not to assert or take advantage of: (a) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Tenant or any other person; (b) any and all defenses based upon an election of remedies by Landlord which limits or destroys any subrogation rights Guarantor might otherwise have; or (c) any bankruptcy of Tenant.

         If there is more than one Guarantor, the liability of each Guarantor shall be joint and several. Guarantor's obligations under this Guaranty shall be binding on Guarantor's legal representatives, heirs, successors and assigns.

         If Tenant disposes of its interest in the Lease, "Tenant", as used in this Guaranty, shall mean Tenant's successors or assigns. Assignment of the Lease by Landlord (as permitted by the Lease) shall not affect this Guaranty. In the event of an assignment of the Lease by Landlord, the term "Landlord" as used in this Guaranty shall mean Landlord's successors or assigns.

         Guarantor hereby covenants and agrees to deliver to Landlord: (i) annual financial statements for Guarantor which have been audited by an independent certified public accountant within ninety (90) days after the end of Guarantor's fiscal year; and (ii) management prepared and certified quarterly financial statements for Guarantor within forty-five (45) days after the end of the first three (3) quarters of Guarantor's fiscal year. At the request of Landlord, Guarantor shall obtain the written consent of Guarantor's accountants) to the inclusion of Guarantor's most recent annual audit report in any regulatory filing or report to be filed by Landlord. Such financial statements shall be true and correct in all respects, be prepared in accordance with generally accepted accounting principles, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof Landlord will maintain confidential and not disclose to third parties the financial information furnished or revealed pursuant to this Guaranty except as may be required, in Landlord's reasonable judgment, for the exercise of Landlord's rights under this Guaranty as may be required by applicable law or compelled by legal proceedings, for disclosure in confidence to prospective lenders, investors or purchasers, or to third parties in connection with the closing of the lease transaction with Tenant. Guarantor further agrees to comply with all provisions of the Lease applicable to Guarantor. Without limiting the foregoing, Guarantor acknowledges that Landlord is relying on, and is an intended third party beneficiary of, as applicable, the representations and warranties of Guarantor contained in the Lease and all other documents executed in connection therewith.

         All rights, powers and remedies of Landlord hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor relating to the Lease shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law.

         Any notice, request, demand, instruction or other communication to be given to any party hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, to Guarantor at the address provided under Guarantor's signature below, and if to Landlord at the address provided above. Notices shall be deemed to have been give upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express or another reliable overnight courier service, (iii) receipt of written confirmation of transmission if transmitted by facsimile telecopy, or (iv) forty-eight (48) hours after the deposit of the same in a United States Mail post office box in a state to which the notice is addressed, or three (3) business days after deposit of the same in any such post office box in a state other than the state to which the notice is addressed, postage prepaid and addresses set forth above. A notice shall not be deemed given unless and until it shall have been given to all addressees) to which notices must be sent. Any party may change its street addressees) for notices by a notice given in accordance with this Section.

         If Landlord is required to enforce Guarantor's obligations under this Guaranty by any legal action or proceedings, or if a dispute arises in connection with the validity, enforceability, enforcement or construction of this Guaranty or any other matter relating to this Guaranty, the losing party shall pay all reasonable attorneys' fees incurred by the prevailing party in such dispute.

         Guarantor hereby represents and wan-ants that: (a) Guarantor has received and reviewed the Lease and is familiar with the terms thereof; (b) the execution of this Guaranty will not render the Guarantor insolvent in any way; and (c) Landlord's entering into the Lease materially benefits Guarantor and Guarantor is receiving fair for this Guaranty.

         Any amount required to be paid by Guarantor hereunder shall bear interest from the date due until the date paid to Landlord at the lesser of:
(x) twelve percent (12%) per annum; or (y) the maximum rate permitted by law. All interest shall be compounded monthly and shall be payable to Landlord on demand.

         Time is of the essence with respect to the performance of Guarantor's obligations hereunder.

         This Guaranty contains the entire agreement of Guarantor and Landlord with respect to the subject matter hereof.

         If any one or more of the provisions of this Guaranty shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Guaranty shall be construed according to the laws of the State of Minnesota without regard to conflicts of laws principles. By execution hereof, Guarantor specifically consents to this choice of law designation and agrees that all actions or proceedings &rising directly, indirectly or otherwise in connection with, out of, related to, or from this Guaranty or the Lease shall be litigated only in the courts located in the State or in Michigan, and Guarantor (i) consents and submits in advance to the exclusive and in per??? jurisdiction of any state or federal court located within the State or in Michigan, (ii) waives any right to transfer or change the venue of litigation brought against Guarantor, and (iii) agrees to service of process, to the extent permitted by law, by mail.

         Dated as of September 11,  1996.


WITNESSES:                             AMERICAN RESTAURANT GROUP, INC.

                                       By /s/ SIG
- --------------------------------         -------------------------------------

                                               Its Secretary
- --------------------------------               -------------------------------

                                       GUARANTOR'S ADDRESS FOR NOTICES:

                                       4410 El Camino Real
                                       Suite 201
                                       Los Altos, California 94022
                                       Attention: Legal Department
                                       Fax Number: (415) 949-6422



STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF                 )

         The foregoing instrument was acknowledged before me this ______ day of September, 1996, by _______________________, the ___________________________ of
American Restaurant Group, Inc., a Delaware corporation, on behalf of the corporation.


                                       ---------------------------------------
                                       Notary Public
                                       ______________ County, New York
                                       My Commission Expires: ________________
                                       [Notary Public's Seal]

                                                                 Lease No. 06155
                                                      2750 North Snelling Avenue
                                                            Roseville, Minnesota

                               GUARANTY OF LEASE

         The undersigned (hereinafter referred to as "Guarantor"), as a material inducement to and in consideration of CAPTEC NET LEASE REALTY, INC., a Michigan corporation, whose address is 24 Frank Lloyd Wright Drive, Lobby L, Ann Arbor, Michigan 48106 ("Landlord"), entering into that certain Lease dated even herewith ("Lease") with ARG ENTERPRISES, INC., a California corporation, whose address is 4410 El Camino Real, Suite 201, Los Altos, California 94022 ("Tenant"), hereby unconditionally, irrevocably and personally guarantees to and for the benefit of Landlord, and Landlord's successors and assigns, the full and timely payment and performance of all of the Tenant's duties, obligations and covenants under the Lease. This Guaranty is a guaranty of payment and performance and not of collection.

         All payments to be made by Guarantor under this Guaranty shall be made without deduction or offset and shall be made immediately upon demand by Landlord. This Guaranty is absolute and unconditional and shall not be affected by Landlord's failure or delay to enforce any of its rights or any waiver by Landlord other than any waiver of Tenant's or Guarantor's obligations with respect to the Lease agreed to in writing by Landlord.

         Guarantor's obligations are independent of Tenant's obligations under the Lease and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Tenant or Tenant is joined in any such action or actions. If Tenant defaults under the Lease, Landlord can proceed immediately against Guarantor or Tenant, or both, or Landlord can enforce against Guarantor or Tenant, or both, any rights that it has under the Lease, this Guaranty or pursuant to applicable laws. If the Lease terminates and Landlord has any rights it can enforce against Tenant after termination, Landlord can enforce those rights against Guarantor without giving previous notice to Tenant or Guarantor or without making any demand on either of them. Guarantor hereby consents to any remedy pursued by Landlord to enforce its rights under the Lease, in whatever order such party may choose, including any remedies which may affect or destroy Guarantor's right of subrogation or the right of Guarantor to proceed against Tenant for reimbursement.

         Guarantor waives the right to require Landlord to first or concurrently: (1) proceed against Tenant or any other person or pursue any rights or remedies with respect to the Lease before proceeding against Guarantor; (2) proceed against or exhaust any security that Landlord holds from Tenant; or (3) pursue any other remedy in Landlord's power. The liability of Guarantor shall not be released, discharged, affected or exonerated by any extension of time, indulgence, compromise, settlement or modification or variation of terms which may be extended by Landlord to Tenant, or agreed upon by Landlord or Tenant, except to the extent thereof, other than any waiver of Tenant's or Guarantor's obligations with respect to the Lease agreed to in writing by Landlord and regardless of the release or discharge of Tenant by Landlord or others or the operation of law, and, unless agreed to in writing by Landlord, shall not be released, discharged, affected or exonerated by any assignment or sublease by Tenant of its interest in the Lease, nor shall the liability of the Guarantor be released, discharged, affected or exonerated by the insolvency, bankruptcy (voluntary or involuntary), or reorganization of Tenant, nor by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Tenant or by any assignment of the Lease by Tenant or by any trustee, receiver, or liquidator of Tenant or any consent which Landlord may give to any such assignment, or by the release, substitution or addition of any other guarantor. Landlord and Tenant, without notice to or consent by Guarantor, may at any time or times enter into such modifications, extensions, amendments or other covenants respecting the Lease as they may deem appropriate, and Guarantor shall not be released of its liability or discharged or exonerated thereby but shall continue to be fully liable for the payment and performance of all obligations and duties of Tenant under the Lease as so modified, extended or amended.

         Guarantor further agrees (1) to indemnify and hold harmless Landlord from and against any claims, damages, expenses or losses, including to the extent permitted by law, all reasonable attorneys' fees incurred by counsel of Landlord's choice (whether or not litigation is commenced), resulting from or arising out of any breach of any provision of the Lease by Tenant or by reason of breach of any provision of the Lease by Tenant or by reason of Tenant's failure to perform any of its obligations thereunder, and (2) to the extent permitted by law, to pay all costs and expenses, including reasonable attorneys' fees (whether or not litigation is commenced), incurred by Landlord in enforcing this Guaranty.

         Landlord's rights under this Guaranty will not be exhausted by any action by Landlord until all of the obligations of Tenant to pay rent and other sums under the Lease have been fully paid and performed and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord may be determined to be a preferential payment (hereinafter defined).
Guarantor further agrees that to the extent Tenant or Guarantor makes any payment to Landlord in connection with the obligations of Tenant under the Lease and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Landlord or paid over to a trustee, receiver or other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Landlord (but only to the extent of the then remaining liability of Guarantor under this Guaranty), the obligations or part thereof, intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

         Notwithstanding any other provision of this Guaranty to the contrary, Guarantor hereby agrees that until such time as the obligations and liabilities of Tenant to Landlord under or arising out of the Lease, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred (collectively, the "Obligations") have been paid and performed in full and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord on account of the Obligations may be determined to be a Preferential Payment, any claim or other rights which Guarantor may now have or hereafter acquire against Tenant or any other guarantor of all or any of the Obligations that arise from the existence or performance of Guarantor's obligations under this Guaranty or otherwise (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Landlord against Tenant or any collateral which Landlord now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Tenant, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights, shall be subordinate to Landlord's right to full payment and performance of the Obligations, and Guarantor shall not enforce any of Guarantor's Conditional Rights during such period. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of any such Guarantor's Conditional Rights and either (a) such amount is paid to Guarantor at any time when any of the Obligations shall not have been paid or performed in full, or
(b) regardless of when such amount is paid to Guarantor, any payment made by Tenant to Landlord is at any time determined to be a Preferential Payment, then such amount paid to Guarantor shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied upon the Obligations under the Lease, whether matured or unmatured, in such order as Landlord, in its sole and absolute discretion, shall determine.

         Guarantor assumes the responsibility to remain informed of the financial condition of Tenant and of all other circumstances bearing upon the risk of Tenant's default, which reasonable inquiry would reveal, and agrees that Landlord shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstances. Landlord shall not be required to inquire into the powers of Tenant or the officers, employees, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. Guarantor hereby represents and warrants to Landlord that such Guarantor has received a copy of the Lease, has read or had the opportunity to read the Lease, and understands the terms of the Lease. The provisions in the Lease relating to the execution of additional documents, legal proceedings by Landlord against Tenant, severability of the provisions of the Lease, interpretation of the Lease, notices, waivers, limitation on right of recovery against Landlord, disclaimer of individual liability, and the applicable laws which govern the interpretation of the Lease are incorporated herein in their entirety by this reference and made a part hereof as though set forth in full herein; any reference in those provisions to "Tenant" shall mean each Guarantor and any reference in those provisions to the "Lease" shall mean this Guaranty.

         The liability of Guarantor shall not be effected by any repossession of the leased premises by Landlord (except to the extent the liability of Tenant is thereby affected), provided, however, that the net payments received by Landlord after deducting all costs and expenses of repossessing and/or reletting the same, shall be credited from time to time by Landlord to the account of Guarantor and Guarantor shall pay any balance owing to Landlord from time to time, immediately upon demand by Landlord.

         No action or proceeding brought or instituted under this Guaranty and no recovery in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under this Guaranty by reason of any further default or defaults hereunder and/or under the Lease.

         To the extent permitted by applicable law, Guarantor waives its right to enforce any remedies (except remedies that Tenant has as tenant only) that Tenant now has, or later may have, against Landlord. Guarantor waives any right to participate in any security now or later held by Landlord. Guarantor waives notice of acceptance of this Guaranty, and all other notices in connection with this Guaranty or in connection with the liabilities, obligations and duties guaranteed hereby, including notices to Guarantor of default by the Tenant under the Lease. Guarantor hereby waives diligence, presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, and notice of acceptance of this Guaranty,- and waives all notices of the existence, creation, or incurring of new or additional obligations. Guarantor hereby waives and agrees not to assert or take advantage of. (a) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Tenant or any other person; (b) any and all defenses based upon an election of remedies by Landlord which limits or destroys any subrogation rights Guarantor might otherwise have; or (c) any bankruptcy of Tenant.

         If there is more than one Guarantor, the liability of each Guarantor shall be joint and several. Guarantor's obligations under this Guaranty shall be binding on Guarantor's legal representatives, heirs, successors and assigns.

         If Tenant disposes of its interest in the Lease, "Tenant", as used in this Guaranty, shall mean Tenant's successors or assigns. Assignment of the Lease by Landlord (as permitted by the Lease) shall not affect this Guaranty. In the event of an assignment. of the Lease by Landlord, the term "Landlord" as used in this Guaranty shall mean Landlord's successors or assigns.

         Guarantor hereby covenants and agrees to deliver to Landlord: (i) annual financial statements for Guarantor which have been audited by an independent certified public accountant within ninety (90) days after the end of Guarantor's fiscal year; and (ii) management prepared and certified quarterly financial statements for Guarantor within forty-five (45) days after the end of the first three (3) quarters of Guarantor's fiscal year. At the request of Landlord, Guarantor shall obtain the written consent of Guarantor's accountants) to the inclusion of Guarantor's most recent annual audit report in any regulatory filing or report to be filed by Landlord. Such financial statements shall be true and correct in all respects, be prepared in accordance with generally accepted accounting principles, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof Landlord will maintain confidential and not disclose to third parties the financial information furnished or revealed pursuant to this Guaranty except as may be required, in Landlord's reasonable judgment, for the exercise of Landlord's rights under this Guaranty as may be required by applicable law or compelled by legal proceedings, for disclosure in confidence to prospective lenders, investors or purchasers, or to third parties in connection with the closing of the lease transaction with Tenant. Guarantor further agrees to comply with all provisions of the Lease applicable to Guarantor. Without limiting the foregoing, Guarantor acknowledges that Landlord is relying on, and is an intended third party beneficiary of, as applicable, the representations and warranties of Guarantor contained in the Lease and all other documents executed in connection therewith.

         All rights, powers and remedies of Landlord hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor relating to the Lease shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law.

         Any notice, request, demand, instruction or other communication to be given to any party hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, to Guarantor at the address provided under Guarantor's signature below, and if to Landlord at the address provided above. Notices shall be deemed to have been give upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express or another reliable overnight courier service, (iii) receipt of written confirmation of transmission if transmitted by facsimile telecopy, or (iv) forty-eight (48) hours after the deposit of the same in a United States Mail post office box in a state to which the notice is addressed, or three (3) business days after deposit of the same in any such post office box in a state other than the state to which the notice is addressed, postage prepaid and addresses set forth above. A notice shall not be deemed given unless and until it shall have been given to all addressees) to which notices must be sent. Any party may change its street addressees) for notices by a notice given in accordance with this Section.

         If Landlord is required to enforce Guarantor's obligations under this Guaranty by any legal action or proceedings, or if a dispute arises in connection with the validity, enforceability, enforcement or construction of this Guaranty or any other matter relating to this Guaranty, the losing party shall pay all reasonable attorneys' fees incurred by the prevailing party in such dispute.

         Guarantor hereby represents and wan-ants that: (a) Guarantor has received and reviewed the Lease and is familiar with the terms thereof; (b) the execution of this Guaranty will not render the Guarantor insolvent in any way; and (c) Landlord's entering into the Lease materially benefits Guarantor and Guarantor is receiving fair for this Guaranty.

         Any amount required to be paid by Guarantor hereunder shall bear interest from the date due until the date paid to Landlord at the lesser of:
(x) twelve percent (12%) per annum; or (y) the maximum rate permitted by law. All interest shall be compounded monthly and shall be payable to Landlord on demand.

         Time is of the essence with respect to the performance of Guarantor's obligations hereunder.

         This Guaranty contains the entire agreement of Guarantor and Landlord with respect to the subject matter hereof.

         If any one or more of the provisions of this Guaranty shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Guaranty shall be construed according to the laws of the State of Minnesota without regard to conflicts of laws principles. By execution hereof, Guarantor specifically consents to this choice of law designation and agrees that all actions or proceedings &rising directly, indirectly or otherwise in connection with, out of, related to, or from this Guaranty or the Lease shall be litigated only in the courts located in the State or in Michigan, and Guarantor (i) consents and submits in advance to the exclusive and in per??? jurisdiction of any state or federal court located within the State or in Michigan, (ii) waives any right to transfer or change the venue of litigation brought against Guarantor, and (iii) agrees to service of process, to the extent permitted by law, by mail.

         Dated as of September 11,  1996.


WITNESSES:                             AMERICAN RESTAURANT GROUP, INC.

                                       By /s/ SIG
- --------------------------------         -------------------------------------

                                               Its Secretary
- --------------------------------               -------------------------------

                                       GUARANTOR'S ADDRESS FOR NOTICES:

                                       4410 El Camino Real
                                       Suite 201
                                       Los Altos, California 94022
                                       Attention: Legal Department
                                       Fax Number: (415) 949-6422



STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF                 )

         The foregoing instrument was acknowledged before me this ______ day of September, 1996, by _______________________, the ___________________________ of
American Restaurant Group, Inc., a Delaware corporation, on behalf of the corporation.



                                       ---------------------------------------
                                       Notary Public
                                       ______________ County, New York
                                       My Commission Expires: ________________
                                       [Notary Public's Seal]




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